UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  June 26, 2003



                           WEINGARTEN REALTY INVESTORS
             (Exact name of Registrant as specified in its Charter)



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
            Texas                         1-9876                  74-1464203

(State or other jurisdiction of                                (I.R.S. Employer
 incorporation or organization)   (Commission file number)  Identification Number)

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            2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (713) 866-6000




                                 Not applicable
          (Former name or former address, if changed since last report)


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
(SOLELY FOR THE WEINGARTEN REALTY INVESTORS EMPLOYEES SAVINGS AND INVESTMENT PLAN AND THE WEINGARTEN REALTY PENSION PLAN).

This Form 8-K relates solely to the Savings and Investment Plan for Employees of Weingarten Realty Investors and the Weingarten Realty Pension Plan (the "Plans").

On April 25, 2003, the Audit Committee of Weingarten Realty Investors, approved the appointment of BDO Seidman LLP to serve as the Plans' independent public accountants for the fiscal year ended December 31, 2002, replacing Deloitte & Touche LLP ("Deloitte & Touche") as the Plans' independent public accountants.

Deloitte & Touche's reports on the Employees Savings and Investment Plan's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the Weingarten Realty Pension Plan's financial statements for the past two years, as permitted by Section 2520.103-8 of the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, Deloitte and Touche did not perform any auditing procedures with respect to the information certified by the trustee of the Plan, except for comparing the information with the related information included in the financial statements and supplemental schedules. Accordingly, Deloitte & Touche disclaimed an opinion on the financial statements and supplemental schedules taken as a whole.

During the Plans' two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte & Touche's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Plans' financial statements for such years; and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Plans provided Deloitte & Touche with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Deloitte & Touche's letter, dated June 26, 2003, stating its agreement with such statements.

During the Plans' two most recent fiscal years and through the date of this Form 8-K, the administrators of the Plans did not consult BDO Seidman LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plans' financial statements, or any matters or reportable events, as described in Items 304(a)(1)(iv) and (v) of Regulation S-K.


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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits.  The  following  exhibit  is  filed  with  this  document.

Exhibit  Number     Description
---------------     -----------

16 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated June 26, 2003.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 26, 2003
                                                WEINGARTEN REALTY INVESTORS



                                                By:   /s/   Joe D. Shafer
                                                   ----------------------------
                                                   Joe D. Shafer
                                                   Vice President/Controller


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